Item 1: Report to Shareholders

Personal Strategy Growth Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Stronger stock markets during the first half of the Personal Strategy Funds’ fiscal year more than offset weakness over the second half, producing favorable returns for the 12-month period ended May 31, 2005. Even though the Federal Reserve raised short-term interest rates eight times since mid-2004, investment-grade bonds, particularly long-term issues, produced unexpectedly good returns in both periods. Non-U.S. equities in developed countries lagged their domestic counterparts in the last six months primarily because the U.S. dollar rebounded from multi-year lows, but they outperformed for the 12-month period. Your funds, aided by higher exposure to stocks, registered solid gains for the 12 months, but posted more modest gains for the six-month period.

MARKET ENVIRONMENT

Twelve months ago, strong U.S. economic growth and signs of rising inflation prompted the Federal Reserve to warn investors that it would soon begin raising rates from the low levels that had prevailed for several years. From June 2004 through May 2005, the central bank gradually lifted the federal funds target rate—an overnight intrabank lending rate—from a 46-year low of 1.00% to 3.00% in eight quarter-point increments. Despite these rate increases and higher oil prices, the economy expanded—albeit with some “soft patches.”

Money market yields, which closely track the fed funds rate, rose substantially during the last 12 months. In contrast, long-term interest rates declined, an unexpected development that Federal Reserve Chairman Alan Greenspan called a “conundrum.” As a result, the difference between short- and long-term interest rates significantly narrowed during our fiscal year, generating a flattened Treasury yield curve (a graphic depiction of the relationship between short- and longer-term yields).

Despite rising short-term rates in the U.S., bond returns were generally favorable in the last six months. Treasuries, investment-grade corporates, and mortgage-backed securities posted positive returns, while high-yield (below investment-grade) issues were relatively flat. For the 12-month period, bond returns were more robust. High-yield securities strongly outperformed, followed by investment-grade corporate bonds and Treasuries. Mortgage-backed securities trailed but still performed well.

U.S. stocks advanced over the last 12 months, overcoming concerns about high oil prices, rising interest rates, and periodic reports of slowing growth and job creation. Large-cap shares fared better than their small-cap counterparts in the last six months, but the reverse was true for the one-year period. Among large-cap stocks, value stocks outpaced growth for the 6- and 12-month periods.

Non-U.S. stocks in developed markets produced solid returns in local currency over the last six months. However, a stronger dollar during this period eroded returns to U.S. investors. Returns for the full year were strong in local currency and for U.S. investors. European shares fared better than Japanese stocks in both periods.

MAJOR INDEX RETURNS

Periods Ended 5/31/05	6 Months	12 Months

S&P 500 Stock Index	2.42%	8.23%
Dow Jones Wilshire
4500 Completion Index	3.31	13.81
MSCI EAFE Index	2.11	15.10
Lehman Brothers
U.S. Aggregate Index	2.90	6.82
Citigroup 3-Month
Treasury Bill Index	1.19	1.88
CS First Boston High Yield Index	0.60	9.97

Note: Unlike stocks and bonds, U.S. Treasuries are guaranteed as to the timely payment of principal and interest.

PERFORMANCE AND STRATEGY REVIEW

The funds’ investment committee meets on a monthly basis during the year to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund. Economic fundamentals and market conditions drive these allocation changes.

In the spring of 2004, the economy was showing signs of sustained recovery. We anticipated that the Fed would begin a tightening process, so we continued decreasing our allocation to bonds and increasing our holdings of stocks and cash. With stocks outperforming bonds for the 12-month period, the increased allocation to stocks was beneficial. In addition, by adding to our cash position, we were able to capture rising short-term yields.

Within our stock holdings, we reduced our allocation to small-caps and increased our large-cap allocation. We believed the strong multi-year rally in small-caps was losing its momentum and that small-cap valuations were no longer compelling. Our underweight in this sector was beneficial over the last six months as small-caps posted negative returns, although this underweight was a slight negative contributor over the full 12 months. We redirected assets from small-cap to our large-cap holdings, particularly large-cap growth stocks. With the economic recovery and corporate profit growth leveling off, we believed that investors would follow historical precedents and pay a premium for those high-quality large-cap companies whose earnings grow faster than the market. Our overweighting in large-cap growth holdings detracted slightly from the portfolios’ performance relative to their weighted benchmarks for the fiscal year.

Strong returns in non-U.S. markets in 2004 boosted the fund’s performance for the fiscal year. However, given several years of solid performance by non-U.S. equities and the prospects of formidable profit growth in U.S. companies, we reduced our allocation to non-U.S. equities in early 2005 and increased our purchases of U.S. equities, continuing a trend we began in 2004.

In anticipation of higher interest rates, we embarked on a defensive strategy with our fixed-income allocation. Over the past 12 months, we reduced the overall allocation of bonds, shortened maturities within the bond portfolio, and reduced our high-yield bond allocation in favor of investment-grade issues.

Among our major equity holdings, Microsoft, which maintains a large cash hoard even after distributing a $32 billion special dividend in late 2004, generates solid revenue and earnings and maintains its 60% operating margins. Nevertheless, it continues to trade at a discount relative to its peers. The company is no longer solely a software company. Microsoft has expanded into home entertainment with its Xbox video game console and is likely to solidify its presence with the 2007 release of its next generation software, Longhorn. Through its recent acquisitions, UnitedHealth Group has gained market share while maintaining a strong balance sheet. The company has diversified its revenue base and improved its operating margins. The economy’s recovery is improving fundamentals across General Electric’s business lines. The company’s largest businesses, power and aerospace, are poised to generate double-digit earnings per share growth during the next two years. Also, the health care division is introducing new products, and NBC/Universal is improving despite the loss of some key programs. Citigroup is benefiting from increased investment banking activity, continued credit improvements, below-average interest rate sensitivity, and prudent capital management. Historically, Tyco International has had strong underlying franchises and strong free cash flow. Its fire and security business is growing along with the margins. Late in the period, Tyco struggled with rising commodity prices and the weak European auto market. (Please refer to our portfolio of investments for a complete listing of the funds’ holdings and the amount each represents in the portfolios.)

PERSONAL STRATEGY INCOME FUND

The Personal Strategy Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

The Personal Strategy Income Fund posted gains for the 6- and 12-month periods ended May 31, 2005, as shown in the table. The fund outpaced the Combined Index Portfolio benchmark and the Lehman Brothers U.S. Aggregate Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. For the most recent six months, the fund slightly lagged the two benchmarks. The non-U.S. equity holdings helped performance, but the allocations to large-cap growth stocks and high-yield bonds modestly hurt relative results.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Personal Strategy
Income Fund	1.92%	8.87%
Combined Index Portfolio *	2.51	7.39
Lehman Brothers
U.S. Aggregate Index	2.90	6.82

* For a definition of the Combined Index Portfolio, please see the glossary on page 8.

Please see the fund’s quarter-end returns following this letter.

At the end of the period, 38.7% of the fund’s net assets were in bonds, representing a significant reduction from this time last year. Stock holdings were 46.6%, an increase from 12 months ago. Cash has increased to 14.7%, a three-percentage-point increase from a year ago. As mentioned in the Performance and Strategy Review section, we reduced our overall allocation of bonds in favor of stocks and cash. We also reduced the allocation of non-U.S. stocks and high-yield fixed-income securities, and we used the proceeds to increase our holdings in large-cap growth stocks.

PERSONAL STRATEGY BALANCED FUND

The Personal Strategy Balanced Fund’s investment objective is to generate the highest total return consistent with an equal emphasis on income and capital appreciation. The typical asset mix of securities is 60% stocks, 30% bonds, and 10% cash, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income Fund.

The Personal Strategy Balanced Fund posted gains for the six and 12 months ended May 31, 2005, as shown in the table. The fund out-paced the Combined Index Portfolio benchmark and the Merrill Lynch-Wilshire Capital Market Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. For the most recent six months, the fund slightly lagged the two benchmarks. The non-U.S. equity holdings helped performance, but the allocations to large-cap growth stocks and high-yield bonds modestly hurt relative results.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Personal Strategy
Balanced Fund	2.08%	10.53%
Combined Index Portfolio *	2.63	8.63
Merrill Lynch-Wilshire Capital
Market Index	2.64	8.56

* For a definition of the Combined Index Portfolio, please see the glossary on page 8.

Please see the fund’s quarter-end returns following this letter.

Reflecting our decision to reduce fixed-income exposure, the fund’s bond allocation of 27.8% was significantly lower than 12 months ago. The fund’s cash position was increased to 5.5%, which is two percentage points more than at the end of May last year. During the year, as mentioned in the Performance and Strategy Review section, we reallocated our stock holdings, reducing small-cap and non-U.S. equity positions and supplementing our large-cap growth holdings.

PERSONAL STRATEGY GROWTH FUND

The Personal Strategy Growth Fund’s investment objective is to seek capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bond and money market securities, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income and the Personal Strategy Balanced Funds.

The Personal Strategy Growth Fund posted gains for the six and 12 months ended May 31, 2005, as shown in the table. The fund handily outpaced the Combined Index Portfolio benchmark and the Merrill Lynch-Wilshire Capital Market Index for the 12-month period, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. For the most recent six months, the fund slightly lagged the two benchmarks. The non-U.S. equity and large-cap value holdings helped performance, but the allocations to large-cap growth stocks and high-yield bonds modestly hurt results.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Personal Strategy
Growth Fund	2.10%	11.80%
Combined Index Portfolio *	2.74	9.84
Merrill Lynch-Wilshire Capital
Market Index	2.64	8.56

* For a definition of the Combined Index Portfolio, please see the glossary on page 8.

Please see the fund’s quarter-end returns following this letter.

We made a few major changes in the fund’s allocations among stocks, bonds, and cash. Since the fund’s primary objective is growth, we maintain a large position in equities—86.2% at the end of this period compared to 85.0% a year ago. Our bond position of 11.4% remains identical to the allocation at the end of November, but it is smaller than the allocation we had in May 2004. Since November, we increased the fund’s small cash allocation to 2.4% in order to moderate the portfolio’s sensitivity and reap the benefits of the higher short-term interest rates. During the year, as mentioned in the Performance and Strategy Review section, we reallocated our stock holdings, reducing small-cap and non-U.S. equity positions and supplementing our large-cap growth holdings.

OUTLOOK

The Federal Reserve has not given any sign that it is about to change its policy and stop the measured, upward climb in short-term interest rates, and, therefore, it is quite likely that short-term rates will continue to rise. Determining when long-term rates begin to move in the same direction as short-term rates is an enigma that even Mr. Greenspan can’t seem to answer. We are not certain that the equity markets will outperform bonds or cash in the next three to six months, but we believe that equities will outperform bonds over the intermediate and longer terms, and hence our current overweighting in equities. With their varying investment objectives in mind, the funds also maintain solid allocations in fixed income and cash to dampen overall portfolio volatility and moderate risk. Investors should be well served by this fundamental commitment to diversification across asset classes.

Respectfully submitted,

Edmund M. Notzon III

Chairman of the funds’ Investment Advisory Committee

June 17, 2005

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes:

  Personal Strategy Income—40% stocks (34% Dow Jones Wilshire 5000 Composite Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).
  Personal Strategy Balanced—60% stocks (51% Dow Jones Wilshire 5000 Composite Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).
  Personal Strategy Growth—80% stocks (68% Dow Jones Wilshire 5000 Composite Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

CS First Boston High Yield Index: An unmanaged index constructed to mirror the high-yield debt market.

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Dow Jones Wilshire 4500 Completion Index: An unmanaged index that tracks the performance of all stocks in the Dow Jones Wilshire 5000 Composite Index, excluding those found in the S&P 500 Stock Index.

Dow Jones Wilshire 5000 Composite Index: An unmanaged index that tracks the performance of the most active stocks in the broad U.S. market.

PORTFOLIO HIGHLIGHTS

PORTFOLIO OVERVIEW
	Percent of		Percent of
	Net Assets		Net Assets
	5/31/05		5/31/05
Personal Strategy Income Fund

Reserves and Other	14.7%	Largest Stock Holdings:
		Microsoft	1.3%
Bonds	38.7	UnitedHealth Group	0.7
Stocks	46.6	Citigroup	0.7
		General Electric	0.7
Total	100.0%	Tyco International	0.6

Personal Strategy Balanced Fund

Reserves and Other	5.5%	Largest Stock Holdings:
		Microsoft	1.8%
Bonds	27.8	UnitedHealth Group	1.0
Stocks	66.7	Citigroup	1.0
		General Electric	1.0
Total	100.0%	Tyco International	0.9

Personal Strategy Growth Fund

Reserves and Other	2.4%	Largest Stock Holdings:
		Microsoft	2.3%
Bonds	11.4	UnitedHealth Group	1.3
Stocks	86.2	Citigroup	1.3
		General Electric	1.3
Total	100.0%	Tyco International	1.2

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
Personal Strategy Income Fund	8.87%	6.10%	8.56%
Lehman Brothers U.S. Aggregate Index	6.82	7.73	6.85
Combined Index Portfolio *	7.39	3.74	7.63

*	An unmanaged portfolio composed of 40% stocks (34% Dow Jones Wilshire 5000 Composite Index, 6% MSCI EAFE Index),40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
Personal Strategy Balanced Fund	10.53%	5.67%	9.54%
Merrill Lynch-Wilshire Capital Market Index	8.56	1.91	8.75
Combined Index Portfolio *	8.63	2.64	8.47

*	An unmanaged portfolio composed of 60% stocks (51% Dow Jones Wilshire 5000 Composite Index, 9% MSCI EAFE Index),30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Years	5 Years	10 Years
Personal Strategy Growth Fund	11.80%	4.80%	10.39%
Merrill Lynch-Wilshire Capital Market Index	8.56	1.91	8.75
Combined Index Portfolio *	9.84	1.43	9.21

*	An unmanaged portfolio composed of 80% stocks (68% Dow Jones Wilshire 5000 Composite Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE PERSONAL STRATEGY INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05

Actual	$1,000.00	$1,019.20	$3.88
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.09	3.88

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.77%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE PERSONAL STRATEGY BALANCED FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05

Actual	$1,000.00	$1,020.80	$4.43
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.54	4.43

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.88%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE PERSONAL STRATEGY GROWTH FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,021.00	$4.99
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.00	4.99

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.99%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 6/30/05	1 Year	5 Years	10 Years
Personal Strategy Income Fund	8.12%	5.85%	8.47%
Combined Index Portfolio *	6.93	3.34	7.56
Lehman Brothers U.S. Aggregate Index	6.80	7.40	6.83
Personal Strategy Balanced Fund	9.34	5.38	9.40
Combined Index Portfolio *	7.91	2.14	8.37
Merrill Lynch-Wilshire Capital Market Index	7.79	1.32	8.61
Personal Strategy Growth Fund	10.19	4.55	10.19
Combined Index Portfolio *	8.85	0.84	9.08
Merrill Lynch-Wilshire Capital Market Index	7.79	1.32	8.61

*	For definitions of the Combined Index Portfolios, please see the glossary on page 8 of this report.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE
Beginning of period	$19.68	$16.64	$17.55	$18.63	$19.57

Investment activities
Net investment income (loss)	0.29‡	0.22*‡	0.23*‡	0.25*	0.34*
Net realized and
unrealized gain (loss)	2.03	3.06	(0.90)	(1.06)	0.15

Total from investment activities	2.32	3.28	(0.67)	(0.81)	0.49

Distributions
Net investment income	(0.27)	(0.23)	(0.24)	(0.27)	(0.35)
Net realized gain	(0.02)	(0.01)	–	–	(1.08)

Total distributions	(0.29)	(0.24)	(0.24)	(0.27)	(1.43)

NET ASSET VALUE
End of period	$21.71	$19.68	$16.64	$17.55	$18.63

Ratios/Supplemental Data
Total return^	11.80%‡	19.79%*‡	(3.68)%*‡	(4.33)%*	2.46%*
Ratio of total expenses to
average net assets	0.99%‡	0.98%*‡	1.00%*‡	1.10%*	1.10%*
Ratio of net investment
income (loss) to average
net assets	1.38%‡	1.27%*‡	1.64%*‡	1.55%*	1.89%*
Portfolio turnover rate	52.1%¤	47.2%	52.5%	68.4%	54.8%
Net assets, end of period
(in thousands)	$764,806	$609,318	$411,929	$360,096	$302,848

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	See Note 4. Excludes expenses in excess of a 1.00% and a 1.10% contractual expense limitation in effect through
9/30/06 and 5/31/02, respectively.
**	Per share amounts calculated using average shares outstanding method.
‡	See Note 4. Excludes expenses permanently waived of 0.01%, 0.02%, and 0.00% of average net assets for the years ended 5/31/05, 5/31/04, and 5/31/03, respectively, related to investments in T. Rowe Price mutual funds.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see
Note2); had these transactions been excluded from the calculation, the portfolio turnover for the year ended
May 31, 2005 would have been 48.7%.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)+	Shares/$ Par	Value
(Cost and value in $ 000s)

COMMON STOCKS 86.2%

CONSUMER DISCRETIONARY 12.1%
Auto Components 0.2%
Autoliv GDR (SEK) §	13,000	605
Bridgestone (JPY)	11,000	218
GKN (GBP)	48,186	221
Keystone Automotive *§	4,900	97
Koito Manufacturing (JPY) §	30,000	324
Strattec Security *§	1,400	71
TRW *	6,500	132
		1,668
Automobiles 0.7%
Bayerische Motoren Werke (EUR) §	12,080	525
Ford Motor §	177,500	1,771
Harley-Davidson	13,700	672
Honda (JPY)	7,000	348
Renault (EUR) §	6,071	521
Toyota Motor (JPY)	31,400	1,118
Winnebago §	700	23
		4,978
Distributors 0.0%
Cycle & Carriage (SGD)	9,758	72
Pacific Brands (AUD)	96,571	165
		237
Diversified Consumer Services 0.4%
Apollo Group, Class A *	33,300	2,614
Education Management *	2,800	91
		2,705
Hotels, Restaurants & Leisure 1.9%
Applebee's	5,662	155
BJ's Restaurants *§	5,000	92
Carnival	70,600	3,735
CEC Entertainment *	3,800	154
Great Wolf Resorts *§	2,400	53
Harrah's Entertainment	16,000	1,149
International Game Technology	64,700	1,823
Marriott, Class A	22,000	1,486
McDonald's	30,000	928
Mitchells & Butlers (GBP)	40,247	237
Panera Bread, Class A *§	4,400	278
PF Chang's China Bistro *§	3,800	225
Red Robin Gourmet Burgers *§	2,300	126
Ruby Tuesday §	3,400	86
Sonic *	10,562	359
Starbucks *	11,600	635
Starwood Hotels & Resorts Worldwide, Equity Units	38,900	2,177
Texas Roadhouse, Class A *§	800	25
The Cheesecake Factory *§	10,450	369
Whitbread (GBP)	11,537	191
Wynn Resorts *§	8,000	375
		14,658
Household Durables 1.1%
Fortune Brands	11,000	952
Goldcrest Company (JPY) §	4,840	238
Jarden *§	7,000	356
Newell Rubbermaid §	181,400	4,134
Persimmon (GBP)	24,616	335
Philips Electronics (EUR)	11,548	295
Pioneer (JPY) §	15,300	254
Sony (JPY)	21,500	806
THOMSON Multimedia (EUR) §	28,473	722
		8,092
Internet & Catalog Retail 0.4%
Amazon.com *§	34,400	1,221
eBay *	44,300	1,684
J. Jill Group *§	9,900	126
priceline.com *§	4,800	115
		3,146
Leisure Equipment & Products 0.4%
Brunswick	9,800	422
Eastman Kodak §	62,700	1,648
MarineMax *§	5,100	140
Nikon (JPY) §	19,000	212
Polaris Industries §	1,200	63
SCP Pool	5,375	192
Sega Sammy Holdings (JPY)	2,700	156
		2,833
Media 3.6%
Aegis Group (GBP)	202,547	360
Comcast
Class A *	136,957	4,410
Special Class A *	79,300	2,509
Disney	113,500	3,115
Emmis Communications *	5,200	92
Entercom Communications *	3,800	126
Gestevision Telecino (EUR)	9,531	222
Getty Images *	1,500	112
Liberty Media, Class A *	96,700	1,005
McGraw-Hill	3,600	157
New York Times, Class A §	87,700	2,751
News Corp., Class A	133,600	2,155
Omnicom	9,600	786
Publicis (EUR)	16,757	493
Rogers Communications, Class B	3,000	91
Scholastic *	10,900	409
Scripps, Class A	33,600	1,717
Singapore Press (SGD)	63,000	164
Time Warner *	181,800	3,163
Viacom, Class B	79,488	2,726
WPP Group (GBP)	34,934	374
WPP Group ADR	5,200	276
Young Broadcasting *§	3,500	20
		27,233
Multiline Retail 1.3%
Big Lots *	6,100	77
Kohl's *	52,500	2,556
Nordstrom	49,400	3,016
Target	87,100	4,677
		10,326
Specialty Retail 2.0%
AC Moore Arts & Crafts *§	2,800	83
AnnTaylor Stores *	17,450	450
Aoyama Trading (JPY)	4,700	114
Best Buy	33,500	1,823
Charles Voegele (CHF)	3,268	205
Christopher & Banks §	7,375	135
Dixons Group (GBP)	90,035	248
Esprit Holdings (HKD)	38,500	275
Gymboree *	9,900	131
Home Depot	208,950	8,222
Hot Topic *§	11,100	238
Kesa Electricals (GBP)	24,012	117
Linens 'n Things *	5,900	144
Monro Muffler Brake *§	7,200	193
Nobia (SEK) §	13,808	221
RadioShack	105,000	2,642
Select Comfort *§	5,700	139
The Finish Line, Class A §	3,800	76
Zumiez *§	1,800	46
		15,502
Textiles, Apparel, & Luxury Goods 0.1%
Adidas-Salomon (EUR) §	1,741	290
Columbia Sportswear *§	4,200	190
Culp *§	2,000	9
Unifi *	3,200	10
Warnaco Group *	12,900	275
World (JPY)	5,300	175
		949
Total Consumer Discretionary		92,327

CONSUMER STAPLES 6.8%
Beverages 1.4%
Allied Domecq (GBP)	46,483	589
Asahi Breweries (JPY)	23,000	280
Coca-Cola	150,300	6,708
Kirin Brewery (JPY) §	39,000	384
Lion Nathan (NZD)	57,353	328
PepsiCo	49,400	2,781
		11,070
Food & Staples Retailing 2.3%
Casey's General Stores	18,700	337
Casino Guichard-Perrachon (EUR) §	6,150	461
Coles Myer (AUD)	35,001	242
CVS	126,300	6,928
J Sainsbury (GBP)	46,901	244
Matsumotokiyoshi (JPY)	7,200	189
METRO (EUR) §	19,173	959
Organizacion Soriana, Series B (MXN) *	80,100	304
Performance Food Group *§	9,700	262
Sysco	33,500	1,245
Tesco (GBP)	78,524	448
Wal-Mart	103,800	4,902
Wal-Mart de Mexico, Series V (MXN)	135,000	510
Wild Oats Markets *§	7,200	81
York-Benimaru (JPY)	7,200	201
		17,313
Food Products 1.0%
American Italian Pasta, Class A §	3,300	76
Associated British Foods (GBP)	27,597	403
Campbell Soup	60,600	1,880
General Mills	61,220	3,030
Koninklijke Wessanen GDS (EUR) §	19,613	269
Nestle (CHF) *§	3,957	1,045
Seneca Foods
Class A *	2,200	36
Class B *	700	11
Unilever (GBP)	85,283	833
		7,583
Household Products 0.6%
Colgate-Palmolive	72,000	3,598
Procter & Gamble	25,700	1,417
		5,015
Personal Products 0.4%
Chattem *§	1,400	60
Gillette	50,100	2,642
L'Oreal (EUR) §	2,483	181
		2,883
Tobacco 1.1%
Altria Group	97,350	6,536
UST	36,800	1,640
		8,176
Total Consumer Staples		52,040

ENERGY 5.9%
Energy Equipment & Services 2.2%
Baker Hughes	146,700	6,776
BJ Services	12,700	639
FMC Technologies *	14,100	445
Grant Prideco *	26,400	634
Hanover Compressor *§	13,300	139
Hydril *	3,000	156
Key Energy Services *§	7,800	86
Lone Star Technologies *	3,100	129
Saipem (EUR) §	17,872	226
Schlumberger	57,500	3,931
Seacor Holdings *§	7,200	418
Smith International	44,800	2,633
Transocean *	14,100	702
W-H Energy Services *	3,800	82
		16,996
Oil, Gas & Consumable Fuels 3.7%
Bill Barrett *§	6,900	210
BP (GBP)	68,054	684
BP ADR	78,194	4,707
Chevron	52,214	2,808
Eni S.p.A. (EUR)	53,799	1,384
ExxonMobil	98,842	5,555
Forest Oil § *	12,700	505
INPEX (JPY)	22	113
Marathon Oil	44,800	2,172
Murphy Oil	11,600	1,134
Neste Oil (EUR)	6,400	143
Noble Energy §	3,100	231
Oil Search (AUD)	183,296	332
OMV (EUR)	544	192
Petroleo Brasileiro (Petrobras) ADR	26,200	1,098
Shell Transport & Trading (GBP)	144,710	1,260
Shell Transport & Trading ADR §	4,600	241
Statoil ASA (NOK)	51,549	907
TonenGeneral Sekiyu (JPY)	19,000	204
Total (EUR) §	7,287	1,616
Unocal	49,200	2,804
		28,300
Total Energy		45,296

FINANCIALS 17.6%
Capital Markets 4.1%
Affiliated Managers Group *§	4,600	307
AmeriTrade *	120,600	1,792
Bank of New York	21,600	623
Charles Schwab	142,550	1,617
Credit Suisse Group (CHF) §	20,621	828
Franklin Resources	50,000	3,607
Goldman Sachs	25,500	2,486
Investors Financial Services §	6,300	261
Legg Mason	35,450	2,913
Macquarie Bank (AUD) §	20,297	772
Mellon Financial	143,300	3,978
Merrill Lynch	53,100	2,881
Morgan Stanley	20,000	979
National Financial Partners §	2,700	103
Northern Trust	53,400	2,452
Piper Jaffray *§	8,800	249
State Street	106,200	5,098
		30,946
Commercial Banks 4.3%
ABN AMRO (EUR)	24,617	573
Alliance & Leicester (GBP)	25,213	394
Allied Irish Banks (EUR)	14,791	308
Amegy Bancorp	20,300	362
Australia & New Zealand Banking (AUD)	67,534	1,097
Banca Intesa (EUR)	96,121	450
Banco Santander Central Hispano (EUR)	60,434	691
Bank Austria Creditanstalt (EUR) §	8,385	826
Bank of America	128,600	5,957
Bank of Fukuoka (JPY)	32,000	196
Bank of Ireland (EUR)	31,118	473
Barclays (GBP)	154,521	1,468
Barclays ADR §	400	15
BNP Paribas (EUR) §	15,654	1,056
Boston Private Financial §	4,700	115
Cascade Bancorp §	4,200	87
Chittenden	16,225	426
Citizens Banking §	13,300	385
DBS Group (SGD)	68,304	570
Dexia (EUR)	14,657	319
Glacier Bancorp §	7,942	185
Grupo Financiero Banorte (MXN)	192,908	1,281
HBOS (GBP)	54,435	795
HSBC (GBP)	34,332	545
Joyo (JPY)	72,000	368
Mitsubishi Tokyo Financial (JPY)	70	584
National Australia Bank (AUD) §	40,053	956
Nordea (SEK) §	99,474	912
Pinnacle Financial Partners *§	1,500	34
Provident Bankshares	8,500	269
Royal Bank of Scotland (GBP)	50,476	1,486
S-E-Banken (SEK) §	30,787	531
Sandy Spring Bancorp §	6,000	199
Signature Bank *§	800	20
Sumitomo Trust & Banking (JPY)	56,000	334
Svenska Handelsbanken, Series A (SEK) §	37,869	822
Texas Capital Bancshares *§	7,400	139
The Bank of Yokohama (JPY)	66,000	380
U.S. Bancorp	112,000	3,285
UniCredito (EUR)	75,228	390
Valley National Bancorp §	12,864	307
Wells Fargo	42,200	2,549
WestAmerica	8,800	463
		32,602
Consumer Finance 1.2%
AIFUL (JPY)	6,450	475
American Express	124,600	6,710
SLM Corporation	44,200	2,133
		9,318
Diversified Financial Services 1.9%
Babcock & Brown (AUD) *	44,532	385
Citigroup	211,303	9,955
ING Groep GDS (EUR) §	23,354	648
J.P. Morgan Chase	104,624	3,740
		14,728
Insurance 4.5%
AFLAC	3,600	150
Aioi Insurance (JPY)	103,000	513
American International Group	152,262	8,458
Aspen Insurance Holdings §	11,000	303
Assured Guaranty §	16,200	333
Aviva (GBP)	28,426	319
AXA (EUR) §	38,253	935
Bristol West Holdings §	8,500	147
Brown & Brown §	800	36
CNP Assurances (EUR) §	9,346	629
Friends Provident (GBP)	73,180	233
Genworth Financial, Class A	78,300	2,270
Hannover Rueckversicherung (EUR) §	5,735	220
Harleysville Group §	1,600	32
Hartford Financial Services	40,400	3,022
Horace Mann Educators	13,200	240
Infinity Property & Casualty §	8,400	269
Insurance Australia (AUD)	50,254	222
Markel *§	900	308
Marsh & McLennan	208,700	6,061
Mitsui Sumitomo Insurance (JPY)	33,000	302
Ohio Casualty	20,100	480
PartnerRe	5,000	330
QBE Insurance (AUD)	27,268	302
SAFECO	62,700	3,374
Selective Insurance §	4,900	236
St. Paul Companies	80,200	3,038
Unipol (EUR) §	88,519	352
W. R. Berkley	2,550	90
Willis Group Holdings §	2,900	99
XL Capital	19,100	1,438
		34,741
Real Estate 1.0%
Arden Realty, REIT	6,500	223
China Overseas Land & Investment (HKD) §	970,000	181
EastGroup Properties, REIT §	7,400	301
Equity Lifestyle Properties, REIT	2,600	99
Essex Property Trust, REIT	800	64
Federal Realty Investment Trust, REIT	41,800	2,307
Gables Residential Trust, REIT §	6,800	248
General Property Trust, Equity Units (AUD)	156,698	419
LaSalle Hotel Properties, REIT	3,700	114
Mirvac Group (AUD)	60,275	152
Parkway Properties, REIT	3,200	154
Reckson Associates Realty, REIT	2,392	76
Simon Property Group, REIT	40,540	2,786
Sun Hung Kai Properties (HKD)	35,000	333
Washington SBI, REIT §	8,200	255
Wheelock (HKD)	97,000	140
		7,852
Thrifts & Mortgage Finance 0.6%
Bradford Bingley (GBP)	74,764	420
Fannie Mae	49,300	2,921
Harbor Florida Bancshares §	7,600	270
Hypo Real Estate Holding (EUR)	17,726	703
Triad Guaranty *	2,200	119
		4,433
Total Financials		134,620

HEALTH CARE 11.0%
Biotechnology 1.7%
Abgenix *§	800	6
Alexion Pharmaceutical *§	4,000	91
Alkermes *§	7,700	89
Amgen *	72,200	4,518
Amylin Pharmaceuticals *§	5,300	85
Anadys Pharmaceuticals *§	4,300	29
Biogen Idec *	24,200	946
Cephalon *§	2,905	123
CSL Limited (AUD)	8,386	183
Cubist Pharmaceuticals *§	8,200	82
CV Therapeutics *	900	18
Cytogen *§	3,000	16
Cytokinetics *§	4,300	23
deCode genetics *§	4,400	34
Exelixis *§	6,900	49
Genentech *	37,100	2,940
Gilead Sciences *	61,100	2,493
InterMune *§	8,100	97
Martek Biosciences *§	5,300	198
Memory Pharmaceuticals *§	2,800	7
Myriad Genetics *§	8,000	132
Neurocrine Biosciences *§	3,600	136
NPS Pharmaceuticals *§	2,600	30
ONYX Pharmaceuticals *§	2,300	58
Rigel Pharmaceuticals *§	4,400	79
Trimeris *§	3,800	39
Vertex Pharmaceuticals *§	11,516	160
		12,661
Health Care Equipment & Supplies 2.0%
Advanced Neuromodulation Systems *§	9,600	341
Analogic §	3,300	140
Baxter International	108,100	3,989
Biomet	37,200	1,402
Boston Scientific *	19,600	531
DJ Orthopedics *§	6,000	167
Edwards Lifesciences *§	4,700	215
Elekta, Series B (SEK) *	8,153	309
Integra LifeSciences *§	10,100	338
Matthews International, Class A	10,400	385
Medtronic	76,400	4,107
NuVasive *§	4,800	75
ResMed *§	9,900	618
St. Jude Medical *	26,600	1,067
Steris §	9,100	220
Stryker	26,900	1,309
Thoratec *§	6,800	102
Wilson Greatbatch Technologies *	4,300	103
Wright Medical Group *§	2,800	77
		15,495
Health Care Providers & Services 3.2%
Accredo Health *	9,100	408
Alliance UniChem (GBP)	13,711	206
AmerisourceBergen	51,500	3,325
Caremark RX *	22,900	1,023
Celesio (EUR)	5,273	435
Henry Schein *	10,200	411
LabOne *§	2,800	108
LCA-Vision	2,400	106
Lifeline Systems *§	6,200	202
LifePoint Hospitals *	1,200	54
Odyssey Healthcare *§	7,600	101
Sunrise Senior Living *§	11,000	574
Symbion *§	7,000	165
United Surgical Partners International *§	8,700	419
UnitedHealth Group	206,800	10,046
VistaCare, Class A *§	2,700	48
WellChoice *	3,400	194
WellPoint *	48,200	6,410
		24,235
Pharmaceuticals 4.1%
Abbott Laboratories	18,100	873
Able Laboratories *§	3,400	14
AstraZeneca ADR	16,100	685
Atherogenics *§	8,600	122
Dainippon Pharma (JPY)	17,000	164
Eisai (JPY)	8,400	285
Eli Lilly	5,800	338
Eon Labs *§	3,400	104
GlaxoSmithKline (GBP)	46,771	1,159
GlaxoSmithKline ADR §	8,400	417
Hisamitsu Pharmaceutical (JPY) §	12,000	301
Inspire Pharmaceuticals *§	8,900	58
IVAX *	6,700	132
Johnson & Johnson	59,700	4,006
Kobayashi Pharmaceutical (JPY)	7,600	200
Medicines Company *	2,900	64
Merck	165,700	5,375
Nektar Therapeutics *§	1,300	24
Novartis (CHF)	25,245	1,235
Noven Pharmaceuticals *	8,700	157
Pfizer	104,332	2,911
Sanofi-Aventis (EUR) §	15,238	1,378
Schering-Plough	144,100	2,810
Takeda Chemical Industries (JPY)	8,100	391
Teva Pharmaceutical ADR §	44,100	1,472
Theravance *§	1,200	21
UCB (EUR)	9,687	444
Wyeth	148,460	6,439
		31,579
Total Health Care		83,970

INDUSTRIALS & BUSINESS SERVICES 9.4%
Aerospace & Defense 1.5%
Armor Holdings *§	11,200	423
BAE Systems (GBP)	65,741	322
General Dynamics	9,400	1,015
Honeywell International	54,800	1,985
Lockheed Martin	100,600	6,528
Mercury Computer Systems *§	3,800	110
Rockwell Collins	15,700	776
		11,159
Air Freight & Logistics 0.2%
EGL *§	9,800	186
Exel (GBP)	24,933	385
Pacer International *§	4,000	91
Ryder System	2,200	81
UPS, Class B	8,400	619
UTi Worldwide §	3,100	229
Yamato Transport (JPY)	15,000	210
		1,801
Airlines 0.0%
Frontier Airlines *§	5,200	63
Midwest Express Holdings *§	3,000	6
Qantas Airways (AUD)	82,454	201
		270
Building Products 0.1%
Kaba Holding (CHF)	649	175
Pilkington (GBP)	159,293	336
Quixote §	1,800	35
Trex *§	4,300	166
		712
Commercial Services & Supplies 1.4%
Angelica §	6,200	164
Cendant	37,400	793
Central Parking §	11,400	193
ChoicePoint *	11,400	448
Consolidated Graphics *§	8,100	343
Downer EDI (AUD)	57,371	229
First Advantage, Class A *§	1,900	42
G & K Services, Class A	7,700	303
Herman Miller	13,200	384
Intersections *§	3,600	35
Kforce *§	10,700	86
LECG *§	8,700	168
R.R. Donnelley	93,700	3,116
Resources Global Professionals *§	12,000	239
Ritchie Bros. Auctioneers	5,200	193
Tetra Tech *§	12,114	146
Waste Connections *§	5,500	204
Waste Management	117,743	3,472
West Corporation *§	3,000	105
		10,663
Construction & Engineering 0.3%
Acciona (EUR) §	9,920	912
Insituform Technologies *§	5,700	85
JGC (JPY) §	38,000	431
NCC AB, Series B (SEK)	33,245	489
		1,917
Electrical Equipment 0.1%
A.O. Smith §	14,100	442
Artesyn Technologies *§	10,000	83
Baldor Electric §	7,600	191
Sumitomo Electric Industries (JPY)	25,000	263
Woodward Governor	700	54
		1,033
Industrial Conglomerates 2.8%
DCC (EUR)	34,245	681
GE	263,200	9,602
Hutchison Whampoa (HKD)	59,200	514
Sembcorp Industries (SGD) *	313,020	426
Siemens (EUR)	11,906	872
Tyco International	306,298	8,861
		20,956
Machinery 1.9%
3-D Systems *§	1,100	23
Accuride *	6,200	55
Actuant, Class A *§	7,380	332
Cascade §	5,600	197
Danaher	112,400	6,197
Deere	87,500	5,788
Fanuc (JPY)	6,200	384
Graco	8,650	302
Harsco	9,300	540
IDEX §	3,300	127
Lindsay Manufacturing §	8,500	170
SKF AB, Series B (SEK)	5,915	20
SKF AB (Redemption shares), Series B (SEK) *§	21,460	221
Toro	9,200	396
		14,752
Marine 0.1%
Nippon Yusen (JPY)	91,000	498
		498
Road & Rail 0.9%
Arriva (GBP)	42,671	413
Burlington Northern Santa Fe	62,700	3,099
Genesee & Wyoming, Class A *§	1,700	47
Heartland Express	6,059	121
Knight Transportation	10,750	263
Nippon Express (JPY)	38,000	174
Norfolk Southern	90,300	2,882
Union Pacific	800	54
		7,053
Trading Companies & Distributors 0.1%
Electro Rent *§	4,300	50
Interline Brands *	4,700	94
Mitsubishi (JPY)	41,000	544
Sumitomo (JPY)	33,000	265
		953
Total Industrials & Business Services		71,767

INFORMATION TECHNOLOGY 14.9%
Communications Equipment 2.8%
ADTRAN §	14,300	314
Belden CDT §	13,100	264
Black Box §	1,400	48
Cisco Systems *	212,000	4,109
Corning *	434,900	6,819
F5 Networks *§	2,300	118
IXIA *§	1,700	31
Juniper Networks *	51,800	1,328
Lucent Technologies *§	541,100	1,520
Nokia (EUR)	63,578	1,075
Nokia ADR	154,200	2,600
Packeteer *§	2,700	32
QUALCOMM	54,000	2,012
Research In Motion *	12,400	1,027
Riverstone Networks *	13,300	9
Tekelec *§	3,800	52
		21,358
Computers & Peripherals 1.1%
Creative Technology (SGD)	9,750	78
Dell *	149,500	5,963
EMC *	134,500	1,891
Emulex *	8,500	161
Gateway *§	58,000	201
Synaptics *	3,800	73
Toshiba (JPY)	60,000	246
		8,613
Electronic Equipment & Instruments 0.3%
Applied Films *§	700	19
Cogent *§	3,200	64
Digital Theater Systems *§	4,400	75
Global Imaging Systems *§	7,400	235
Hamamatsu Photonics (JPY) §	9,500	204
KEMET *§	15,100	106
Kyocera (JPY)	2,100	162
Littelfuse *	6,700	202
Methode Electronics	9,600	115
National Instruments §	4,500	105
Newport *	6,500	91
Orbotech *	5,300	110
Plexus *	15,600	214
Shimadzu (JPY)	64,000	381
TDK (JPY)	3,300	241
Woodhead Industries §	8,100	104
		2,428
Internet Software & Services 1.1%
Digital Insight *	8,800	191
Digital River *	300	8
Google, Class A *	11,700	3,257
IAC/InterActiveCorp *§	43,800	1,073
MatrixOne *§	13,100	60
WebSideStory *§	1,600	19
Yahoo! *	104,600	3,891
		8,499
IT Services 2.1%
Accenture, Class A *	51,900	1,208
Affiliated Computer Services, Class A *	4,200	217
Automatic Data Processing	42,200	1,848
BISYS Group *	8,400	129
CACI International, Class A *§	5,800	374
First Data	217,840	8,241
Fiserv *	27,300	1,174
Global Payments §	7,000	485
Indra Sistemas (EUR)	27,241	499
Iron Mountain *	13,825	397
Logica (GBP)	43,654	135
Maximus §	8,100	278
MPS Group *	23,500	221
Paychex	7,900	228
RightNow Technologies *§	9,400	88
Trans Cosmos (JPY) §	7,200	247
		15,769
Office Electronics 0.1%
Canon (JPY)	11,600	631
Neopost (EUR)	3,464	310
		941
Semiconductor & Semiconductor Equipment 3.6%
AMIS Holdings *	5,300	64
Analog Devices	69,200	2,566
Atheros Communications *§	2,500	23
ATMI *§	6,700	188
Brooks-Pri Automation *	10,100	152
Cabot Microelectronics *§	4,500	141
Credence Systems *§	11,000	87
Cymer *§	10,900	310
Cypress Semiconductor *§	4,800	62
Entegris *§	11,600	112
Exar *	10,400	150
FEI *§	6,000	125
Intel	284,900	7,672
Jenoptik (EUR) *	14,452	157
KLA-Tencor	14,900	677
Lattice Semiconductor *	16,500	70
Linear Technology	20,300	761
Marvell Technology Group *	28,900	1,184
Maxim Integrated Products	81,000	3,191
Microchip Technology	23,100	685
Microsemi *	2,600	54
MKS Instruments *§	12,500	209
Mykrolis *§	12,700	171
PDF Solutions *§	7,800	92
Power Integrations *§	6,400	152
Rohm Company (JPY)	1,100	103
Samsung Electronics (KRW)	900	435
Semiconductor Manufacturing ADR *§	9,300	90
Semtech *	14,900	272
Silicon Laboratories *§	5,300	147
Texas Instruments	179,000	4,947
Virage Logic *§	4,700	52
Xilinx	82,600	2,292
		27,393
Software 3.8%
Adobe Systems	60,000	1,984
Altiris *§	7,900	148
Blackbaud §	1,000	14
Catapult Communications *§	3,200	45
CCC Information Services *§	5,000	117
Concord Communications *§	3,700	63
FactSet Research Systems §	10,950	350
FileNet *§	12,400	345
Hyperion Solutions *§	4,000	176
Internet Security Systems *§	6,900	153
Intuit *	39,700	1,716
Jack Henry & Associates	23,900	423
Kronos *§	8,050	364
Mercury Interactive *	2,200	99
Microsoft	673,200	17,369
Motive *§	6,500	56
NetIQ *	10,464	116
Open Solutions *§	3,100	55
Oracle *	194,600	2,495
Progress Software *§	7,300	213
Quest Software *§	11,800	156
Red Hat *§	7,000	88
RSA Security *	11,100	137
SAP (EUR)	3,623	599
SPSS *	4,100	72
Trend Micro (JPY)	5,000	156
VERITAS Software *	59,025	1,468
Verity *	9,500	81
		29,058
Total Information Technology		114,059

MATERIALS 4.3%
Chemicals 1.7%
Airgas	23,100	554
Arch Chemicals §	10,400	245
BASF (EUR)	9,333	621
Dow Chemical	69,600	3,152
DSM (EUR)	4,335	291
DuPont	53,861	2,505
Ferro	14,300	275
Kaneka (JPY)	33,000	345
MacDermid §	3,600	105
Material Sciences *§	5,700	70
Minerals Technologies §	5,400	363
Mitsubishi Gas Chemical (JPY)	51,000	253
Mitsui Chemicals (JPY)	33,000	188
Monsanto	20,300	1,157
Mosaic *	900	12
Potash Corp./Saskatchewan	31,400	2,839
Symyx Technologies *§	4,800	122
Yara International (NOK) §	20,392	303
		13,400
Construction Materials 0.2%
Boral (AUD)	163,290	733
Cemex (MXN) §	85,251	647
Holcim (CHF)	4,358	266
		1,646
Containers & Packaging 0.1%
Chesapeake Corp. §	5,800	121
David S. Smith (GBP)	115,609	324
Smurfit-Stone Container *	1,400	15
		460
Metals & Mining 1.8%
Alcoa	45,764	1,240
Anglo American (GBP)	21,000	502
BHP Billiton (AUD)	20,600	259
BlueScope Steel (AUD)	143,746	880
Corus Group (GBP) *	424,687	352
Gibraltar Industries §	5,350	105
Lihir Gold (AUD) *§	60,540	49
Meridian Gold *§	13,600	225
Nippon Steel (JPY) §	291,000	682
Nucor	74,000	3,919
Phelps Dodge	49,500	4,326
SSAB Svenskt Stal, Series A (SEK) §	28,084	685
Voestalpine (EUR) §	5,397	365
		13,589
Paper & Forest Products 0.5%
Buckeye Technologies *§	14,600	121
MeadWestvaco	47,000	1,348
UPM-Kymmene (EUR)	8,768	171
Weyerhaeuser	30,000	1,924
		3,564
Total Materials		32,659

TELECOMMUNICATION SERVICES 2.1%
Diversified Telecommunication Services 0.9%
Cable & Wireless (GBP)	63,014	154
China Telecom (HKD)	762,000	265
Compania de Telecomunics Chile ADR	20,300	200
Eircom Group (EUR)	185,496	424
Sprint	103,100	2,442
Tele Danmark (DKK)	19,477	862
Tele Norte Leste ADR §	21,500	328
Telenor ASA (NOK) §	112,023	897
Telus (Non-voting shares)	38,800	1,243
		6,815
Wireless Telecommunication Services 1.2%
America Movil ADR, Series L §	32,900	1,865
Bouygues (EUR) §	18,073	698
China Unicom (HKD)	150,000	120
KDDI (JPY)	102	469
MobilCom AG (EUR)	23,633	521
Nextel Communications, Class A *	109,500	3,305
Nextel Partners, Class A *	10,500	249
SBA Communications *§	1,100	12
SpectraSite *	6,400	409
Starhub (SGD) *	239,000	220
Vodafone ADR	66,200	1,667
		9,535
Total Telecommunication Services		16,350

UTILITIES 2.1%
Electric Utilities 1.0%
Cleco §	6,100	128
E.ON AG (EUR)	20,903	1,816
El Paso Electric *	4,700	94
Exelon	44,550	2,087
FirstEnergy	45,719	2,025
Hong Kong Electric (HKD)	44,000	194
Iberdrola (EUR)	24,582	630
TEPCO (JPY)	19,000	448
Unisource Energy §	9,700	279
		7,701
Gas Utilities 0.2%
Australian Gas Light (AUD)	19,131	201
Centrica (GBP)	155,802	659
Southwest Gas §	600	15
Toho Gas (JPY) §	136,000	527
		1,402

Independent Power Producers & Energy Traders 0.8%
Black Hills §	3,600	132
Constellation Energy Group	31,300	1,673
TXU	57,800	4,640
		6,445
Multi-Utilities 0.1%
United Utilities (GBP)	28,152	348
		348
Total Utilities		15,896
Total Common Stocks (Cost $530,218)		658,984

PREFERRED STOCKS 0.0%
Fresenius (EUR) §	3,019	334
Total Preferred Stocks (Cost $144)		334

CORPORATE BONDS 1.7%
ABN Amro Bank (Chicago), 7.125%, 6/18/07	70,000	74
ACE INA Holdings, 5.875%, 6/15/14	100,000	104
AIG Sunamerica Global Financing XII, 144A, 5.30%, 5/30/07	150,000	153
Alabama Power, VR, 3.484%, 8/25/09	90,000	90
Alcan Aluminum, 5.00%, 6/1/15	180,000	179
Allstate Financial Global Funding, 144A, 5.25%, 2/1/07	85,000	87
Amerada Hess, 7.875%, 10/1/29	75,000	92
America Movil, 5.50%, 3/1/14	70,000	69
Amgen, 4.00%, 11/18/09	140,000	139
AOL Time Warner, 7.625%, 4/15/31	80,000	100
Appalachian Power, 4.80%, 6/15/05	85,000	85
AT&T Broadband, 8.375%, 3/15/13	125,000	153
AT&T Wireless, 8.75%, 3/1/31	95,000	132
Atmos Energy, 4.00%, 10/15/09	120,000	118
Baker Hughes, 6.875%, 1/15/29	110,000	136
Bank of America, 4.875%, 9/15/12	190,000	195
Bank of America Capital Trust, 5.625%, 3/8/35	125,000	129
Bank One, 5.25%, 1/30/13	155,000	161
BB&T, 6.50%, 8/1/11	220,000	244
Belo, 8.00%, 11/1/08	40,000	43
Black Hills, 6.50%, 5/15/13	90,000	95
Bunge Limited Finance, 4.375%, 12/15/08	115,000	114
Canadian National Railway, 6.25%, 8/1/34	130,000	150
CE Electric UK Funding, 144A, 6.995%, 12/30/07	90,000	94
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	90,000	89
Centerpoint Energy, 7.25%, 9/1/10	75,000	83
CIT Group, 5.00%, 2/1/15	185,000	186
Citigroup, 5.00%, 9/15/14	200,000	205
ConocoPhillips, 5.90%, 10/15/32	130,000	144
Countrywide Home Loans, 4.125%, 9/15/09	115,000	113
CVS, 4.00%, 9/15/09	60,000	59
DaimlerChrysler, 6.50%, 11/15/13	125,000	133
Deutsche Telekom International Finance, STEP, 8.75%, 6/15/30	80,000	108
Developers Diversified Realty, 3.875%, 1/30/09	85,000	82
Devon Financing, 7.875%, 9/30/31	70,000	89
Diamond Offshore Drilling, 5.15%, 9/1/14	65,000	66
Dow Chemical, 6.125%, 2/1/11	70,000	76
Duke Capital
4.302%, 5/18/06	55,000	55
6.25%, 2/15/13	100,000	107
Encana Holdings Finance, 5.80%, 5/1/14	125,000	133
EOP Operating, 4.65%, 10/1/10	85,000	84
ERAC USA Finance Company, 144A, 5.60%, 5/1/15	105,000	107
Exelon Generation, 5.35%, 1/15/14	165,000	171
Ford Motor Credit
5.80%, 1/12/09	335,000	315
VR, 4.218%, 11/16/06	60,000	59
France Telecom, STEP, 8.50%, 3/1/11	85,000	100
Franklin Resources, 3.70%, 4/15/08	30,000	30
Fund American Companies, 5.875%, 5/15/13	115,000	119
General Electric Capital, 6.00%, 6/15/12	70,000	76
General Motors Acceptance Corp., 8.00%, 11/1/31	170,000	144
Genworth Financial, 5.75%, 6/15/14	115,000	123
GlaxoSmithKline, 5.375%, 4/15/34	80,000	85
Goldman Sachs Capital I, 6.345%, 2/15/34	240,000	260
GTECH, 144A, 4.50%, 12/1/09	70,000	69
Harrah's Operating, 5.50%, 7/1/10	55,000	56
HBOS, 144A, 6.00%, 11/1/33	100,000	110
Hearst-Argyle, 7.00%, 1/15/18	10,000	11
Highmark, 144A, 6.80%, 8/15/13	90,000	99
Hospira, 4.95%, 6/15/09	120,000	122
Household Finance, 6.375%, 11/27/12	60,000	66
Huntington National Bank, 4.375%, 1/15/10	120,000	120
International Lease Finance, 6.375%, 3/15/09	105,000	111
International Speedway, 4.20%, 4/15/09	55,000	54
John Deere Capital, 7.00%, 3/15/12	90,000	103
Kaneb Pipe Line Operations, 7.75%, 2/15/12	50,000	57
Kraft Foods, 5.625%, 11/1/11	110,000	116
Kroger, 8.05%, 2/1/10	120,000	135
Lehman Brothers Holdings, 3.50%, 8/7/08	170,000	166
Lennar, 144A, 5.60%, 5/31/15	90,000	91
Masco, 5.875%, 7/15/12	140,000	150
MBNA America Bank, 4.625%, 8/3/09	125,000	126
McCormick, 6.40%, 2/1/06	200,000	203
MetLife, 6.125%, 12/1/11	120,000	130
Motorola, 5.80%, 10/15/08	125,000	130
Nationwide Financial Services, 5.90%, 7/1/12	115,000	123
Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34	65,000	69
Newmont Mining, 5.875%, 4/1/35	135,000	136
News America, 6.20%, 12/15/34	65,000	67
NLV Financial, 144A, 7.50%, 8/15/33	70,000	82
Norfolk Southern, 6.00%, 4/30/08	190,000	197
Northern Trust, 4.60%, 2/1/13	50,000	50
NVR, 5.00%, 6/15/10	85,000	85
Panhandle Eastern Pipeline, 4.80%, 8/15/08	45,000	45
Pemex Project Funding Master Trust
7.375%, 12/15/14	80,000	90
144A, VR, 4.31%, 6/15/10	120,000	123
PG&E
6.05%, 3/1/34	95,000	105
VR, 3.82%, 4/3/06	7,000	7
Pinnacle West Capital, 6.40%, 4/1/06	75,000	77
PPL Capital Funding, 4.33%, 3/1/09	120,000	119
Praxair, 2.75%, 6/15/08	100,000	97
Principal Life Global Funding, 144A, 5.125%, 10/15/13	110,000	113
Progress Energy, 6.75%, 3/1/06	70,000	71
Prudential Financial, 3.75%, 5/1/08	80,000	79
Public Service of New Mexico, 4.40%, 9/15/08	95,000	95
Pulte Homes, 7.875%, 8/1/11	90,000	102
Reckson Operating Partnership, 5.15%, 1/15/11	105,000	106
Rogers Cable, 5.50%, 3/15/14	100,000	94
Ryland Group, 5.375%, 1/15/15	40,000	40
SBC Communications, 6.25%, 3/15/11	150,000	162
Sealed Air, 144A, 5.375%, 4/15/08	90,000	91
Security Benefit Life Insurance, 144A, 7.45%, 10/1/33	45,000	52
Simon Property Group, 3.75%, 1/30/09	110,000	107
SLM Corporation, VR
3.361%, 1/26/09	125,000	125
4.13%, 4/1/09	90,000	89
Sprint Capital, 7.625%, 1/30/11	130,000	148
Target, 4.00%, 6/15/13	180,000	175
Telecom Italia Capital, 5.25%, 11/15/13	105,000	106
Telefonos de Mexico, 144A, 5.50%, 1/27/15	80,000	79
Telus, 8.00%, 6/1/11	75,000	87
TGT Pipeline, 144A, 5.50%, 2/1/17	30,000	30
Transamerica Capital, 144A, 7.65%, 12/1/26	55,000	65
Transocean, 7.50%, 4/15/31	65,000	84
TXU Energy, VR, 3.92%, 1/17/06	27,000	27
Tyco International, 6.375%, 10/15/11	180,000	197
U.S. Bank, 2.87%, 2/1/07	105,000	103
United Technologies, 5.40%, 5/1/35	110,000	114
Verizon Global Funding, 7.75%, 12/1/30	85,000	109
Wachovia Corporation, 6.40%, 4/1/08	40,000	42
Webster Financial, 5.125%, 4/15/14	115,000	116
Wells Fargo, VR, 3.113%, 3/23/07	140,000	140
Westar Energy, 7.875%, 5/1/07	60,000	64
Western Power Distribution Holdings, 144A, 6.875%, 12/15/07	65,000	68
XTO Energy, 6.25%, 4/15/13	155,000	167
Yum! Brands, 7.70%, 7/1/12	115,000	134
Total Corporate Bonds (Cost $13,062)		13,415

ASSET-BACKED SECURITIES 0.1%
Chase Funding Mortgage Loan
Series 2002-2, Class 1M1, 5.599%, 9/25/31	40,000	40
Chase Manhattan Auto Owner Trust
Series 2001-B, Class CTFS, 3.75%, 5/15/08	24,165	24
Series 2003-A, Class A4, 2.06%, 12/15/09	165,000	161
Countrywide Asset-Backed Certificates
Series 2003-5, Class AF3, 3.613%, 4/25/30	165,902	165
Peco Energy Transition Trust
Series 2001-A, Class A1, 6.52%, 12/31/10	275,000	303
Reliant Energy Transition Bond
Series 2001-1, Class A4, 5.63%, 9/15/15	175,000	188
Total Asset-Backed Securities (Cost $875)		881

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 0.6%
Banc of America Commercial Mortgage
Series 2003-1, Class A2, CMO, 4.648%, 9/11/36	175,000	177
Series 2004-6, Class A1, CMO, 3.801%, 12/10/42	56,139	56
Bank of America Mortgage Securities
Series 2003-L, Class 2A2, CMO, VR, 4.283%, 1/25/34	316,974	318
Series 2004-1, Class 3A2, CMO, VR, 4.974%, 10/25/34	118,898	119
Series 2004-A, Class 2A2, CMO, VR, 4.137%, 2/25/34	182,852	184
Series 2004-D, Class 2A2, CMO, VR, 4.215%, 5/25/34	107,874	108
Series 2004-H, Class 2A2, CMO, VR, 4.799%, 9/25/34	106,349	107
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR6, Class A1, CMO, 3.688%, 11/11/41	41,022	41
Series 2004-T14, Class A2, CMO, 4.17%, 1/12/41	575,000	572
Series 2005-T18, Class A1, CMO, 4.274%, 2/13/42	197,732	198
Citigroup Commercial Mortgage Trust
Series 2004-C2, Class A1, CMO, 3.787%, 10/15/41	42,299	42
Commercial Mortgage
Series 2005-LP5, Class A1, CMO, PTC, 4.235%, 5/10/43	197,492	198
DLJ Commercial Mortgage
Series 1999-CG2, Class A1B, CMO, 7.30%, 6/10/32	200,000	220
GE Capital Commercial Mortgage
Series 2001-1, Class A2, CMO, 6.531%, 5/15/33	225,000	248
GMAC Commercial Mortgage Securities
Series 2001-C2, Class A, CMO, 6.25%, 4/15/34	403,405	422
Series 2001-C2, Class A2, CMO, 6.70%, 4/15/34	275,000	306
Greenwich Capital Commercial Funding
Series 2004-GG1A, Class A2, CMO, 3.835%, 6/10/36	200,000	198
Series 2005-GG3, Class AAB, CMO, VR, 4.619%, 8/10/42	85,000	86
J.P. Morgan Chase Commercial Mortgage
Series 2001-CIB2, Class A2, CMO, 6.244%, 4/15/35	175,000	183
Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33	260,000	284
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A2, CMO, 3.246%, 3/15/29	300,000	289
Series 2004-C4, Class A2, CMO, VR, 4.567%, 5/15/29	275,000	278
Washington Mutual
Series 2004-AR1, Class A, CMO, VR, 4.229%, 3/25/34	107,410	105
Total Non-U.S. Government Mortgage-Backed Securities
(Cost $4,770)		4,739

FOREIGN GOVERNMENT OBLIGATIONS &
MUNICIPALITIES 0.3%
Asian Development Bank, 6.25%, 6/15/11 (AUD)	240,000	190
Bundesrepublic, 3.25%, 4/9/10 (EUR)	690,000	875
European Investment Bank, 5.75%, 9/15/09 (AUD)	580,000	445
Government of Canada, 5.25%, 6/1/12 (CAD)	895,000	781
Republic of South Africa, 6.50%, 6/2/14 §	145,000	160
United Mexican States, 6.375%, 1/16/13	95,000	102

Total Foreign Government Obligations & Municipalities (Cost $2,342)		2,553

U.S. GOVERNMENT & AGENCY MORTGAGE-
BACKED SECURITIES 3.2%
U.S. Government Agency Obligations ± 2.3%
Federal Home Loan Mortgage
4.50%, 11/1/18 - 5/1/19	398,590	397
5.00%, 12/1/08 - 10/1/33	857,835	868
5.50%, 12/1/33	137,450	140
6.00%, 10/1/16 - 3/1/33	965,228	997
7.00%, 11/1/30 - 6/1/32	47,102	50
ARM, 4.577%, 9/1/32	51,400	51
CMO
4.50%, 3/15/16	600,000	596
5.00%, 10/15 - 11/15/27	600,000	608
5.50%, 4/15/28	475,000	490
CMO, IO, 4.50%, 7/15/11 - 5/15/16	578,000	60
TBA, 6.50%, 1/1/35	50,000	52
Federal National Mortgage Assn.
4.50%, 5/1/18 - 1/1/19	1,371,940	1,368
5.00%, 3/1/34	522,449	523
5.50%, 1/1/17 - 12/1/34	5,083,025	5,193
6.00%, 2/1/33 - 11/1/34	505,407	520
6.50%, 5/1/17 - 12/1/32	775,434	806
CMO
2.91%, 11/25/33	86,127	86
3.50%, 4/25/13	175,000	174
5.00%, 3/25/15	350,000	353
CMO, IO
5.50%, 11/25/28	96,305	7
6.50%, 2/1/32	48,162	9
TBA
4.50%, 1/1/19 - 1/1/35	1,025,000	1,002
5.00%, 1/1/34	260,000	259
5.50%, 1/1/19 - 1/1/34	3,025,000	3,083
6.00%, 1/1/34	200,000	206
		17,898

U.S. Government Obligations 0.9%
Government National Mortgage Assn.
5.00%, 7/15 - 10/20/33	2,417,473	2,443
5.50%, 1/20 - 5/20/34	1,416,801	1,447
6.00%, 5/15/26 - 1/20/35	1,057,318	1,091
6.50%, 3/15/26 - 9/20/34	85,730	90
7.00%, 3/15/13 - 2/15/30	63,951	67
7.50%, 10/15/22	1,683	2
8.00%, 1/15/22 - 10/20/25	45,607	50
CMO, 2.946%, 3/16/19	145,000	140
TBA, 5.50%, 1/1/34	1,100,000	1,123
		6,453
Total U.S. Government & Agency Mortgage-Backed Securities
(Cost $24,557)		24,351

U.S. GOVERNMENT AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 4.4%
U.S. Government Agency Obligations ± 0.6%
Federal Home Loan Bank, 5.75%, 5/15/12	665,000	725
Federal Home Loan Mortgage
2.75%, 3/15/08 §	375,000	365
4.625%, 2/15/07	470,000	603
5.125%, 7/15/12 §	155,000	164
Federal National Mortgage Assn.
3.25%, 8/15/08	1,265,000	1,241
4.375%, 9/15/12 §	250,000	253
6.00%, 5/15/11 §	375,000	411
7.125%, 6/15/10 - 1/15/30 §	540,000	663
		4,425
U.S. Treasury Obligations 3.8%
U.S. Treasury Bonds
5.375%, 2/15/31	95,000	110
6.00%, 2/15/26 §	1,090,000	1,325
6.25%, 8/15/23 - 5/15/30 §	440,000	557
6.375%, 8/15/27 §	325,000	415
6.50%, 11/15/26 §	500,000	645
8.50%, 2/15/20 §	560,000	815
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25 §	671,526	737
U.S. Treasury Inflation-Indexed Notes
2.00%, 7/15/14 §	681,778	706
3.625%, 1/15/08 §	998,827	1,065
U.S. Treasury Notes
1.50%, 3/31/06 §	1,400,000	1,379
1.875%, 11/30/05 §	2,680,000	2,663
2.00%, 8/31/05 §	415,000	414
3.25%, 8/15/07 §	2,490,000	2,472
3.375%, 2/28/07 - 12/15/08 §	8,005,000	7,935
3.50%, 11/15/06 - 2/15/10 §	2,845,000	2,843
4.00%, 6/15/09 §	575,000	581
4.25%, 11/15/13 §	1,430,000	1,460
4.75%, 5/15/14 §	220,000	233
5.00%, 8/15/11 §	495,000	527
5.75%, 8/15/10 §	1,765,000	1,928
6.50%, 8/15/05 §	80,000	81
		28,891
Total U.S. Government Agency Obligations
(excluding Mortgage-Backed) (Cost $32,684)		33,316

MUNICIPAL BONDS 0.2%
Atlanta Airport, 5.00%, 1/1/33 (FSA Insured)	250,000	263
California, GO
5.25%, 4/1/34	55,000	59
Economic Recovery, 5.00%, 7/1/16	60,000	65
Clark County School Dist., GO, 5.00%, 6/15/18 (MBIA Insured)	120,000	131
Kansas Dev. Fin. Auth., Public Employee Retirement
5.501%, 5/1/34 (FSA Insured)	75,000	80
New York City, GO, 5.00%, 8/1/15	180,000	195
New York State Urban Dev. Corp., Corrections & Youth Fac.
5.25%, 1/1/21 (Tender 1/1/09)	135,000	144
North Carolina, GO, 5.25%, 3/1/13	365,000	413
Oregon, Taxable Pension, GO, 5.892%, 6/1/27	40,000	45
Total Municipal Bonds (Cost $1,370)		1,395
DOMESTIC BOND MUTUAL FUNDS 0.9%
T. Rowe Price Institutional High Yield Fund, 7.63% p†	689,396	7,211
Total Domestic Bond Mutual Funds (Cost $7,217)		7,211
SHORT-TERM INVESTMENTS 2.9%
Money Market Fund 2.9%
T. Rowe Price Reserve Investment Fund, 3.07% #†	21,779,670	21,780
Total Short-Term Investments (Cost $21,780)		21,780
SECURITIES LENDING COLLATERAL 11.7%
Money Market Pooled Account 2.7%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 3.054% #	20,416,481	20,417
		20,417
Money Market Trust 9.0%
State Street Bank and Trust Company of New Hampshire N.A.
Securities Lending Quality Trust units, 3.037% #	68,919,389	68,919
		68,919
Total Securities Lending Collateral (Cost $89,336)		89,336

Total Investments in Securities
112.2% of Net Assets (Cost $728,355)	$ 858,295

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan at
May 31, 2005 – See Note 2
±	The issuer is a publicly-traded company
that operates under a congressional char-
ter; its securities are neither issued nor
guaranteed by the U.S. government.
†	Affiliated company – See Note 4
+	At May 31, 2005, some of the fund’s
securities were valued by the T. Rowe
Price Valuation Committee, established by
the fund’s Board of Directors – See Note 1
p	SEC yield
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers – total value of such securities at
period-end amounts to $1,582 and repre-
sents 0.2% of net assets
ADR	American Depository Receipts
ARM	Adjustable Rate Mortgage
AUD	Australian dollar
CAD	Canadian dollar
CHF	Swiss franc
CMO	Collateralized Mortgage Obligation
DKK	Danish krone
EUR	Euro
FSA	Financial Security Assurance Inc.
GBP	British pound
GDR	Global Depository Receipts
GDS	Global Depository Shares
GO	General Obligation
HKD	Hong Kong dollar
IO	Interest Only security for which the fund
receives interest on notional principal (par)
JPY	Japanese yen
KRW	South Korean won
MBIA	MBIA Insurance Corp.
MXN	Mexican peso
NOK	Norwegian krone
NZD	New Zealand dollar
PTC	Pass-Through Certificate
REIT	Real Estate Investment Trust
SEK	Swedish krona
SGD	Singapore dollar
STEP	Stepped coupon bond for which the coupon
rate of interest will adjust on specified future
date(s)
TBA	To Be Announced security was purchased
on a forward commitment basis
VR	Variable Rate; rate shown is effective rate
at period-end

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $28,997)	$28,991
Non-affiliated companies (cost $699,358)	829,304

Total investments in securities	858,295
Cash	1
Dividends and interest receivable	1,915
Receivable for investment securities sold	2,043
Receivable for shares sold	1,585
Other assets	1,387

Total assets	865,226

Liabilities
Investment management fees payable	420
Payable for investment securities purchased	8,392
Payable for shares redeemed	663
Obligation to return securities lending collateral	89,336
Due to affiliates	168
Other liabilities	1,441

Total liabilities	100,420

NET ASSETS	$764,806

Net Assets Consist of:
Undistributed net investment income (loss)	$3,630
Undistributed net realized gain (loss)	4,706
Net unrealized gain (loss)	129,938
Paid-in-capital applicable to 35,222,578 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	626,532

NET ASSETS	$764,806

NET ASSET VALUE PER SHARE	$21.71

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)

Year
Ended
5/31/05
Investment Income (Loss)
Income
Dividend	$12,273
Interest	3,148
Securities lending	195

Total income	15,616

Expenses
Investment management	4,033
Shareholder servicing	1,866
Custody and accounting	313
Prospectus and shareholder reports	90
Registration	35
Legal and audit	15
Directors	6
Proxy and annual meeting	4
Miscellaneous	10
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	139

Total expenses	6,511

Net investment income (loss)	9,105

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Affiliated Securities	154
Non-Affiliated securities	25,992
Capital gain distributions from affiliated mutual funds	256
Futures	(116)
Foreign currency transactions	(122)

Net realized gain (loss)	26,164

Change in net unrealized gain (loss)
Securities	36,452
Futures	13
Other assets and liabilities
denominated in foreign currencies	(5)

Change in net unrealized gain (loss)	36,460

Net realized and unrealized gain (loss)	62,624

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$71,729

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,105	$6,529
Net realized gain (loss)	26,164	3,556
Change in net unrealized gain (loss)	36,460	75,962

Increase (decrease) in net assets from operations	71,729	86,047

Distributions to shareholders
Net investment income	(8,429)	(6,129)
Net realized gain	(625)	(266)

Decrease in net assets from distributions	(9,054)	(6,395)

Capital share transactions *
Shares sold	318,137	225,218
Distributions reinvested	8,986	6,366
Shares redeemed	(234,310)	(113,847)

Increase (decrease) in net assets from capital
share transactions	92,813	117,737

Net Assets
Increase (decrease) during period	155,488	197,389
Beginning of period	609,318	411,929

End of period	$764,806	$609,318

(Including undistributed net investment income of
$3,630 at 5/31/05 and $2,994 at 5/31/04)

*Share information
Shares sold	15,120	11,920
Distributions reinvested	416	341
Shares redeemed	(11,268)	(6,056)

Increase (decrease) in shares outstanding	4,268	6,205

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Personal Strategy Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 80% stocks and 20% bonds and money market securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $6,000 for the year ended May 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended May 31, 2005, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $1,104,000, represents 9% of dividend income reflected in the accompanying financial statements and is not expected to recur.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the year ended May 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Forward Commitments and Dollar Rolls During the year ended May 31, 2005, the fund purchased To Be Announced (TBA) mortgage backed securities on a forward commitment basis, with payment and delivery at an agreed-upon later date. The fund purchases TBAs with the intention of taking possession of the underlying mortgage securities. The fund may also enter dollar roll transactions, in which it sells a mortgage-backed security and simultaneously purchases a similar, but not identical, TBA with the same issuer, coupon, and terms. The fund accounts for dollar roll transactions as purchases and sales. Accordingly, these transactions increase the fund’s portfolio turnover rate. Losses may occur due to changes in market conditions or the failure of counterparties to perform under the contracts, and actual mortgages received may be less favorable than those anticipated by the fund.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund’s lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At May 31, 2005, the value of loaned securities was $86,528,000; aggregate collateral consisted of $89,336,000 in money market pooled accounts and U.S. government securities valued at $592,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $309,650,000 and $243,223,000, respectively, for the year ended May 31, 2005. Purchases and sales of U.S. government securities aggregated $111,476,000 and $94,799,000, respectively, for the year ended May 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 totaled $9,054,000 and were characterized as ordinary income for tax purposes. At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$ 143,723,000
Unrealized depreciation	(13,966,000)

Net unrealized appreciation (depreciation)	129,757,000
Undistributed ordinary income	3,630,000
Undistributed long-term capital gain	4,887,000
Paid-in capital	626,532,000

Net assets	$ 764,806,000

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended May 31, 2005, the fund utilized $20,166,000 of capital loss carryforwards.

For the year ended May 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$ (40,000)
Undistributed net realized gain	(271,000)
Paid-in capital	311,000

At May 31, 2005, the cost of investments for federal income tax purposes was $728,536,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through September 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.00% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2008. Pursuant to this agreement, at May 31, 2005, management fees waived in the amount of $456,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $124,000 for Price Associates, $336,000 for T. Rowe Price Services, Inc., and $1,134,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 31, 2005, dividend income from the Reserve Funds totaled $307,000, and the value of shares of the Reserve Funds held at May 31, 2005 and May 31, 2004 was $21,780,000 and $11,512,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Personal Strategy Growth Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $71,000 of management fees permanently waived pursuant to this agreement. During the year ended May 31, 2005, purchases and sales of High Yield Fund were $2,458,000 and $13,946,000, respectively. Realized gains during the period were $410,000, and investment income during the period was $1,109,000. At May 31, 2005 and May 31, 2004, the value of shares of High Yield Fund held were $7,211,000 and $18,782,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and Shareholders of T. Rowe Price Personal Strategy Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Growth Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

             $750,000 from short-term capital gains,

             $106,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $8,939,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $6,667,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratio were above the median of certain groups of comparable funds but below the median of other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected *	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
2001	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm; Chairman, President, and Chief Executive
1994	Officer, The Haven Group, a custom manufacturer of modular
homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00
1994	to present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International
2003	Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and
Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001

Theo C. Rodgers **	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
2001	Director, AMLI Residential Properties Trust

*	Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
** Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1953)	Inc.; Director, T. Rowe Price Global Investment Services Limited and
1997	T. Rowe Price International, Inc.
[44]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1994	Board and Director, T. Rowe Price Global Asset Management Limited,
[112]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Director, The Nasdaq Stock Market, Inc.

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Personal Strategy	Group, Inc., and T. Rowe Price Trust Company
Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kenneth D. Fuller (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Personal Strategy	T. Rowe Price; Vice President, T. Rowe Price
Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.
Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Personal Strategy Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Personal Strategy Funds	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director and Vice President, T. Rowe Price; Vice
Vice President, Personal Strategy Funds	President, T. Rowe Price Group, Inc.

Raymond A. Mills, PhD, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., and T. Rowe Price International, Inc.

Edmund M. Notzon III, PhD, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Personal Strategy Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Personal Strategy	Group, Inc.
Funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice
Vice President, Personal Strategy Funds	President, T. Rowe Price and T. Rowe Price Group,
Inc.; Director and Vice President, T. Rowe Price
Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price
Vice President, Personal Strategy Funds

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc.
Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Personal Strategy Funds

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,859	$7,349
Audit-Related Fees	891	742
Tax Fees	2,176	2,049
All Other Fees	306	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 20, 2005